UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21515

TS&W / Claymore Tax-Advantaged Balanced Fund

(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL	60532
(Address of principal executive offices)	(Zip code)

Nicholas Dalmaso

2455 Corporate West Drive, Lisle, IL 60532

(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 505-3700

Date of fiscal year end: December 31

Date of reporting period: June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.	Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SemiAnnual Report

June 30, 2007 (Unaudited)

TS&W/ Claymore TYW Tax-Advantaged Balanced Fund

TS&W Thompson, Siegel & Walmsley LLC

INVESTMENT MANAGEMENT

CLAYMORE ®

www.tswclaymore.com

... home port for the LATEST,

most up-to-date INFORMATION about the

TS&W/Claymore Tax-Advantaged Balanced Fund

TYW LISTED NYSE

TS&W/Claymore Tax-Advantaged Balanced Fund

TS&W Thompson, Siegel & Walmsley LLC

INVESTMENT MANAGEMENT

CLAYMORE

There can be no assurance the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

NOT FDIC-INSURED . NOT BANK-GUARANTED . MAY LOSE VALUE

The shareholder report you are reading right now is just the beginning of the story. Online at www.tswclaymore.com, you will find:

• Daily, weekly and monthly data on share prices, distributions and more

• Portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Fund and adviser contact information

Thompson, Siegel & Walmsley LLC and Claymore are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

2 l SemiAnnual Report l June 30, 2007

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund

Dear Shareholderl

We are pleased to submit the semiannual report for the TS&W/Claymore Tax-Advantaged Balanced Fund (the “Fund”) for the six months ended June 30, 2007. As you may know, the Fund’s investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income. The Fund seeks to achieve its objective by investing in a pool of assets that generate income that is either exempt from regular federal income tax or qualifies for federal income taxation at long-term capital gains rates (“tax-advantaged income”), while also offering the potential for capital appreciation through exposure to the equity markets. The portfolio is comprised primarily of municipal securities, equity securities, preferred securities and high-yield debt securities.

Claymore Advisors, LLC is the Investment Adviser to the Fund, with responsibility for managing the Fund’s overall asset allocation. Two Investment Sub-Advisers are responsible for day-to-day management of the Fund’s investments. Thompson, Siegel & Walmsley LLC manages the Fund’s equity portfolio and other non-municipal income-producing securities. SMC Fixed Income Management, LP is responsible for the Fund’s portfolio of municipal bonds.

All Fund returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all distributions. For this six-month period, the Fund provided a total return based on market value of -1.60%. This represents a closing market price of $15.06 on June 30, 2007, versus $15.77 on December 31, 2006. On an NAV basis, the Fund generated a total return of 2.68%. This an represents a NAV of $16.81 on June 30, 2007, versus $16.83 on December 31, 2006. The Fund’s market price at June 30, 2007, represented a discount to market value of 10.4%; as of December 31, 2006, the discount was 6.3%.

We believe that the Fund’s market price discount to NAV represents an opportunity as common shares of the Fund continue to be available in the market at prices below the value of the securities in the underlying portfolio. When shares trade at a discount to NAV, the Dividend Reinvestment Plan (“DRIP”) takes advantage of the discount by reinvesting distributions in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Shareholders have the opportunity to reinvest their dividends from the Fund through the DRIP, which is described in detail on page 27 of this report.

SemiAnnual Report l June 30, 2007 l 3

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund l Dear Shareholder continued

The Fund paid quarterly dividends of $.234375 per common share during the six months ended June 30, 2007. This represents an annualized distribution rate of 6.23% based on the Fund’s closing price of $15.06 on June 30, 2007. Given the Fund’s tax characteristics for the 2006 calendar year, this rate represents a tax-advantaged distribution rate of 8.16% for an individual shareholder subject to the maximum federal income tax rate of 35%. However, there is no guarantee that this level of distribution or income breakdown will be maintained. The determination of the tax character for the 2007 distributions will be made in January after the end of the Fund’s fiscal year.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page 5. You will find information about what impacted the performance of the Fund during the first half of 2007 and the Sub-Advisers’ views on the market environment.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.tswclaymore.com.

Sincerely,

/s/ Nicholas Dalmaso

Nicholas Dalmaso

TS&W/Claymore Tax-Advantaged Balanced Fund

4 l SemiAnnual Report l June 30, 2007

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund

Questions & Answersl

The portfolio of TS&W/Claymore Tax-Advantaged Balanced Fund (the “Fund”) is managed jointly by Thompson, Siegel & Walmsley LLC (“TS&W”) and SMC Fixed Income Management, LP (“SMC”). The teams employ their specialized experience to different sleeves within the Fund, but work closely with one another to collectively guide the overall operations of the Fund. The individuals named below are responsible for managing the Fund.

Vincent R. Giordano, Portfolio Manager, Managing Member SMC Fixed Income Management, LP.

Mr. Giordano is a Managing Member of SMC. He leads the SMC’s municipal fixed-income investment management team and co-manages the Fund’s municipal securities portfolio. Prior to joining SMC, Mr. Giordano was employed by Claymore Advisors, LLC and Merrill Lynch. He has more than 30 years of investment management experience.

Roberto W. Roffo, Portfolio Manager, Managing Director SMC Fixed Income Management, LP.

Mr. Roffo co-manages the Fund’s municipal portfolio. He has more than 15 years of investment management experience focused on the municipal securities market. Prior to joining SMC, Mr. Roffo was employed by Claymore Advisors, LLC and Merrill Lynch. He has worked closely with Mr. Giordano throughout his career. He holds a Bachelor’s Degree from the University of Massachusetts.

Paul A. Ferwerda, CFA, Portfolio Manager,

Senior Vice President – Domestic Equity and Research Thompson, Siegel & Walmsley LLC

Mr. Ferwerda is responsible for the day-to-day management of the Fund’s common stock portfolio. He has been with TS&W for over 20 years and has more than 25 years of investment management experience. Mr. Ferwerda has extensive equity research experience within the financial sector and holds an MBA from Duke University.

William M. Bellamy, CFA, Portfolio Manager, Vice President Thompson, Siegel & Walmsley LLC

Mr. Bellamy joined TS&W in 2002. He has 20 years of investment industry experience focused on the fixed-income markets. Mr. Bellamy is responsible for managing the Fund’s taxable fixed-income securities. He holds an MBA from Duke University.

In the following interview, TS&W and SMC share their thoughts on the market and discuss the factors that influenced the Fund’s performance for the six months ended June 30, 2007.

Will you remind us of this Fund’s objectives and how you seek to achieve them?

The Fund’s primary investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income. The Fund seeks to achieve its objective by investing in a pool of assets that generate income that is either exempt from regular federal income tax or qualifies for federal income taxation at long-term capital gains rates (“tax-advantaged income”), while also offering the potential for capital appreciation through exposure to the equity markets. The portfolio is comprised primarily of municipal securities, equity securities, preferred securities and high-yield debt securities.

How did the Fund perform in the first six months of 2007?

All Fund returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all distributions. For the six months ended June 30, 2007, the Fund provided a total return based on market price of -1.60%. The Fund gained ground on an NAV basis, generating a total return of 2.68% for the six months ended June 30, 2007. Since the Fund is invested in several different asset classes, it is to be expected that returns will be between those achieved by investments in each asset class. Each segment of the Fund performed well, exceeding the returns of the Fund’s benchmarks used to measure market returns of the respective asset classes.

For NAV performance comparison purposes, the municipal bond market, as measured by the Lehman Brothers U.S. Municipal Long Bond Index, returned -0.58% for the six months ended June 30, 2007. The broad equity market, as measured by the Standard & Poor’s 500 Index (“S&P 500”), returned 6.96%, and the high-yield bond market, as measured by the Merrill Lynch High Yield Master II Index, returned 3.05% over the six-month period.

SemiAnnual Report l June 30, 2007 l 5

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund l Questions & Answers continued

The Fund continued to pay a quarterly distribution of $0.234375 per common share. This represents an annualized distribution rate of 6.23% based on the closing market price of $15.06 on June 30, 2007. However there is no guarantee that this level of income will be maintained. Given the Fund’s tax characteristics of the 2006 calendar year, this rate represents a taxable-equivalent distribution rate of 8.16% for a shareholder in the 35% maximum federal income tax bracket. However, there is no guarantee that this level of distribution or income breakdown will be maintained. The determination of the tax character for the 2007 distributions will be made in January after the end of the Fund’s fiscal year.

How are assets allocated among the various asset classes?

The Fund invests at least 50%, and may invest up to 60%, of its total assets in debt securities on which the interest is exempt from regular federal income tax and is not a preference item for purposes of the alternative minimum tax (“municipal securities”). As of June 30, 2007, approximately 52.1% of the Fund’s assets were invested in municipal securities. Of the remaining assets in the Fund’s portfolio as of June 30, 2007, approximately 38.8% were invested in equity securities consisting primarily of large-cap dividend-paying stocks, and approximately 9.1% were invested in other taxable income-producing securities, which include high-yield bonds, preferred stocks, real estate investment trusts and other income producing securities.

From time to time, assets are rebalanced to maintain at least 50% of total assets in municipal securities. Strong growth within the Fund’s common stock portfolio enabled us to reallocate the Fund’s assets in late January and again in May as the equity and taxable income portion of the portfolio appreciated to a level close to the maximum allowable allocation of 50% of assets. Assets within the equity and taxable income portfolio were sold and general obligation municipal securities were purchased with the proceeds.

How does the Fund employ leverage?

TYW, like many closed-end funds, utilizes leverage as part of its investment strategy. The purpose of leverage is to finance the purchase of additional securities that provide the potential for increased income and capital appreciation to common shareholders than could otherwise be achieved from an unleveraged portfolio.

In executing this strategy, the Fund issued Auction Market Preferred Shares (“AMPS”) when the Fund was first brought to market. Over the past year, we have also used a derivative structure known as inverse floaters, which involves leveraging individual municipal bonds in the portfolio, using intermediate-term notes with floating rates. We were able to do this because, unlike the taxable bond market, the yield curve in the municipal market was relatively steep, which means that interest rates on long-term bonds were significantly higher than rates on short-term instruments. This made it possible to use leverage to provide additional income while structuring the portfolio defensively in anticipation of rising interest rates. The additional income received on this leverage contributed to performance. We expect to employ a leverage program as long as it adds value. Of course, leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio. The use of leverage also makes the Fund more vulnerable to rising interest rates.

The following questions are related to the municipal securities portfolio and are answered by Portfolio Managers Vincent R. Giordano and Roberto W. Roffo, who have managed the municipal securities portfolio since the Fund’s inception.

Will you provide an overview of the municipal market and the performance of the municipal bond portion of the Fund for the six months ended June 30, 2007?

It has been a challenging period for bond managers. Interest rates on long-term bonds rose 40 to 50 basis points between the beginning of the year and the end of June, and of course that means that bond prices fell, since bond prices and interest rates move in the opposite direction.

6 l SemiAnnual Report l June 30, 2007

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund l Questions & Answers continued

Issuance of municipal bonds was at or near record levels over this period, as issuers sought to take advantage of low interest rates to reduce their cost of debt, fearing that rates might be higher in the near future. New issues were absorbed fairly easily, in large part because option bond programs used by hedge funds created new demand for municipal securities.

The municipal securities portion of the portfolio was positioned well for this environment, with a fairly defensive posture that made it possible to achieve a higher return than the Lehman Brothers Municipal Long Bond Index, which had a negative 0.58% return for the six months ended June 30, 2007.

How do you select municipal securities for the Fund?

We begin by analyzing broad macroeconomic trends and developments affecting the fixed-income markets. Our team analyzes the economic outlook, market conditions and perceived effects on interest rates and yield curves. From there, we incorporate a bottom-up and top-down analysis that helps us construct a portfolio that we believe optimizes federally tax-exempt income while seeking to avoid undue credit risk and market timing risk. While we monitor interest rates very closely and act quickly to adjust the portfolio to changing market rates, we do not trade the portfolio in search of incremental gains that could be achieved by active trading based on daily changes in rates. Our proprietary unbiased research helps us identify undervalued sectors that we believe have the potential for ratings upgrades and capital appreciation; however, there is no guarantee that such events will occur.

Which issues or sectors contributed to the performance of the municipal securities portfolio?

Since the Fund’s inception, it has been positioned with an overweight in investment-grade health care credits. We initially purchased these securities because of their attractive prices, relatively high yields and what we believed to be their strong upside potential. Since that time, their credit-worthiness and valuations have improved significantly. These bonds have performed well over the last three years, and they continued to do so over the last six months. Much of this performance was research-driven, as we anticipated some upgrades and advance refundings. The upgrades and pre-refundings helped contribute to performance, as the credits increased in quality without sacrificing their income. The pre-refundings also resulted in a shortening of the portfolio’s average duration over the reporting period. (Duration is a measure of a bond’s price sensitivity to changes in interest rates, expressed in years. Duration approximates how much a bond’s price will change if interest rates change by a given amount.)

The other major sector of emphasis is land-secured housing credits. These bonds, which are issued by local municipalities, represent most of the portfolio’s high-yield or non-rated exposure. Many corporate land developers borrow money from local governments to help subsidize the construction of new housing developments. Bonds from such transactions are called special tax allocation securities and are paid off by property taxes assessed on the new homes. At their inception, these securities have higher levels of risk because of the time lag between their issuance and when property taxes are collected. The only collateral for the bonds is the land upon which the homes are being built.

We were fortunate enough to purchase issues that have done very well since our investment; however, we have not added to the position in land-secured housing credits since the initial investment. While externally these credits remain non-rated, our internal analysis suggests to us that their level of creditworthiness has improved, as property taxes are now being collected. Like the health care credits, these bonds have generated attractive income and offer improving risk/reward characteristics. Although spreads in this sector widened, reflecting concerns about weakness in the housing market, the additional income from relatively high coupons helped those bonds perform well. Also, since the issues in this portfolio are seasoned bonds, their shorter duration than the market helped performance.

SemiAnnual Report l June 30, 2007 l 7

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund l Questions & Answers continued

Which areas of the municipal securities portfolio hurt performance?

Especially in the second calendar quarter, the highest-rated municipal bonds underperformed the broad market. The Fund was underweight these high-rated low-coupon bonds, but there were some in the portfolio, and they had a negative impact on performance.

What is your outlook for the economy and the municipal market, and what does this mean for the Fund?

We believe that interest rates are at reasonable levels for the current economic environment. We have some concern about how mortgage defaults and weakness on the housing market will affect the overall economy. If the housing slump leads to slower economic growth, we believe that would be positive for bond returns. However, the inflation rate is somewhat higher than we would like to see. On balance, with one potential major positive and one potential major negative effect, we are neutral regarding the direction of the municipal bond market over the next six months.

The Fund’s equity portfolio and taxable fixed-income securities are managed by TS&W. The following questions are related to those portions of the portfolio and are answered by Portfolio Managers Paul A. Ferwerda and William M. Bellamy.

Will you provide an overview of equity and high-yield bond markets during the first half of 2007?

Equity Market

Except for a period of weakness in late February and early March, equity markets were generally strong during the first six months of 2007, despite moderation in economic growth. By the end of May, most indices were at or near their all-time highs; markets were volatile with no pronounced trend in June. Within the equity market, large-cap stocks performed modestly better than small-cap stocks; the mid-cap market performed better than the large-cap or small-cap markets. Growth stocks performed better than value stocks in all size categories.

High-Yield Market

In the first half 2007 returns in the high-yield market moderated from the blistering pace set in 2006, but high-yield bonds still outperformed investment grade bonds. Investors’ willingness to take risk diminished as the year progressed, mainly because of concerns about the sub-prime mortgage market. Therefore, high-yield bonds performed very well in the first quarter, but not quite so well in the second quarter. Hedge fund problems in May and the near collapse of two levered hedge funds in June weighed on the market as the first half ended. In May and June, risk aversion increased, and spreads (the difference between yields on high-yield and investment-grade bonds) widened from the historically tight spreads in 2006.

Before we discuss the specific performance attributes of the portfolios, will you describe how you choose equity and high-yield securities?

TS&W’s investment process is value-driven and team-oriented. On the equity side, we have a proprietary quantitative valuation model that we apply to more than 400 stocks. This directs our review process toward companies that we believe have the highest expected return potential over a multi-year period. Our in-house research analysts are responsible for validating the model inputs for companies under their coverage and monitoring them over the holding period. Buys and sells are discussed at weekly research meetings or more frequently as needed. TS&W’s fixed-income team is responsible for overall bond market strategy as well as security selection. In-house analysts are used to support the credit review process.

Please tell us about the dividend income earned on the Fund’s equity investments.

Our internal goal is for the common equity portfolio to generate a dividend yield of about two times the yield on the S&P 500. We were very pleased with the portfolio’s dividend yield in the first half of 2007, which maintained a significant premium to the yield of the index. The annualized yield on the equity portion of the portfolio was approximately 3.75%, compared with 1.80% for the

8 l SemiAnnual Report l June 30, 2007

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund l Questions & Answers continued

S&P 500. However, there is no guarentee that this level of income will be maintained. The portfolio’s yield was enhanced as many companies in which the Fund was invested increased their regular dividends and some also declared special dividends.

The current environment of strong corporate profitability, together with the 2006 extension of the favorable income tax treatment of dividends on equities, could further support the recent trend of companies initiating dividends and increasing dividends. If that happens, it should help us in our pursuit of a high-yielding equity portfolio. However there is no guarantee that this will occur.

Which areas of the common equity portfolio helped performance?

We are very pleased with the performance of the equity portion of the Fund in the first half of 2007, on an absolute basis as well as relative to the indices we use for comparison. We consider this performance an especially positive accomplishment, considering that three major market trends worked against several defining characteristics that affect the portfolio’s pattern of performance. First, this is a large cap portfolio, and large cap stocks underper-formed mid cap and small cap. Second, the portfolio is oriented to value, and growth stocks outperformed value stocks. And third, we give strong preference to stocks that pay dividends; in the first half of 2007, stocks that do not pay dividends performed better than dividend-paying stocks. Despite those challenges, the equity portion outperformed both the S&P 500, which is generally regarded as an indicator of the broad equity market, and the Russell 1000® Value Index, which consists of large-cap value stocks.

The portfolio was able to achieve this strong performance through a combination of investing in industry and geographic sectors that performed well and good stock selection. Since we believe it is important to maintain good diversity among industry sectors, we were pleased that the top five holdings in terms of contribution to performance came from four different industry sectors, and the top 10 contributors came from six different sectors.

The Fund’s orientation to yield and value means that it will generally have significant exposure to sectors such as energy and utilities, which tend to provide attractive yields. The portfolio’s position in sectors such as information technology and consumer discretionary is generally low because few stocks in these sectors offer attractive dividends. In order to gain exposure to these sectors, we occasionally use perpetual preferred stocks, which qualify for favorable tax treatment, pairing them with low-yielding common stocks that are otherwise attractive. We will consider stocks with below market yields if our research group believes the total return opportunity is worth the risk. When evaluating a potential holding with a relatively low yield, we look for the opportunity for something special, such as a stock buyback, a special dividend or an accelerated increase in the dividend.

Telecommunications

The equity portfolio’s performance was particularly strong in telecommunications, a sector that combines growth with relatively high dividend yields. Among the best performing telecommunications holdings were AT&T, Inc. (1.3% of total net investments), Verizon Communications, Inc. (1.1% of total net investments), Deutsche Telekom (1.1% of total net investments) and AG Nokia Corp. (0.9% of total net investments), which was the best performing stock in the portfolio for the six-month period.

International Markets and ADRs

Although the portfolio’s main equity focus is on securities of U.S. issuers, we may invest in American depositary receipts (“ADRs”) and in other dollar-denominated securities of foreign issuers. We often find that yields are higher in international markets than in the U.S., and during this six-month period, international markets (as measured by the Morgan Stanley EAFE Index) performed better than U.S. markets. In order to identify attractive foreign investments, we work closely with TS&W’s international team. We review attractive opportunities they have identified to see if they pay dividends and have ADRs in which this Fund can invest.

SemiAnnual Report l June 30, 2007 l 9

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund l Questions & Answers continued

During the six-month period ended June 30, 2007, ADRs represented approximately 20% of the equity portfolio. Besides the foreign telecommunications positions mentioned above, other ADRs that performed especially well include Nestle SA (no longer held in portfolio) in the consumer staples sector and several international energy companies.

Energy

After experiencing weakness in the second half of 2006, energy stocks performed well during the first six months of 2007. We continue to overweight energy in the portfolio, not only because of the stocks’ attractive yields, but also because we believe growing worldwide demand will enable these companies to increase earnings. Energy holdings that contributed to performance include Royal Dutch Shell PLC (1.6% of total net investments), BP PLC (1.4% of total net investments) and ConocoPhillips (0.8% of total net investments).

Consumer Sectors

The portfolio has been consistently underweight in the consumer discretionary sector, which includes many retailers and restaurant companies, as well as companies that produce consumer durables such as automobiles. We have adopted this position for the portfolio because few of these stocks have attractive yields and also because we are concerned about consumer spending. The equity portfolio currently has just one position in the consumer discretionary sector, Regal Entertainment Group (0.7% of total net investments), which operates movie theatres throughout the United States, and it performed very well over the last six months. Another positive holding in the consumer basic sector was Molson Coors Brewing Co. (no longer held in portfolio).

Which areas of the common equity portfolio hurt performance?

The financial sector performed poorly in the last six months, largely because of concerns about the impact of sub-prime mortgages. Some of the large banks such as Citigroup, Inc. (1.4% of total net investments) and Bank of America Corp. (1.3% of total net investments) represent a large percentage of market value in this sector, and their stock prices dropped as investors rejected the entire industry; the portfolio’s positions in these stocks detracted from performance. Since both of these stocks were yielding more than 4% at the end of the reporting period, they are providing attractive income, and we believe there is little downside risk at current prices.

We have eliminated several positions with more direct involvement in the mortgage business, such as Genworth Financial, Inc. and MGIC Investment Corp., which were purchased and sold within the six-month period. We added a position in American International Group, Inc., (1.2% of total net investments) a diversified insurance company with excess capital, which we believe bodes well for the possibility of future stock buybacks or dividend increases. This stock has not yet added any value, perhaps because of lingering issues related to former management, but we believe it has good potential.

How did the portfolio’s high-yield bonds, preferred stocks and real estate investment trusts perform?

Over this six-month period, the composition of the taxable non-equity portion of the portfolio has been approximately 66% high-yield bonds and 34% preferred stocks. The Fund’s high-yield portfolio underperformed the major high-yield indices, such as the Merrill Lynch High Yield Master II Index, because this portfolio holds higher quality bonds than the index, and lower quality bonds performed much better than higher quality. However, near the end of the period, our higher-rated high-yield bonds performed quite well, as investors became more risk averse.

In managing the high-yield portion of the portfolio, we place greater focus on income than on total return. Our strategy is to generate a high level of non-QDI income (income that does not qualify for the favorable tax treatment accorded certain dividends) without taking significant credit risk.

10 l SemiAnnual Report l June 30, 2007

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund l Questions & Answers continued

What is your outlook for the equity and high-yield markets in the months ahead?

Our outlook has become more cautious since beginning of the year. Corporate earnings have been above what we consider to be their long-term trend, and we believe some earnings disappointments are likely in the coming quarters. In addition, we believe consumer spending is likely to come under pressure, in part because of weakness in the housing market; accordingly, we have underweighted the consumer discretionary sector. Because we believe the fundamentals are stronger in economies outside the U.S., we are maintaining a significant position in ADRs.

Without earnings support, the stock market is vulnerable; we do not expect the strong returns of the first half — over 6%, as measured by the S&P 500 index — to be replicated in the second half of the year. Actually, a somewhat weaker stock market favors our strategy, because dividends become a more important aspect of returns when stock prices are not moving up so much.

We believe high-yield bonds will continue to perform well because companies’ balance sheets remain quite strong. As we move into the second half of the year, we expect to see substantial new supply from LBO (leveraged buy-out) activity. As these new bonds reach the market, we believe there will be pressure on lower rated credits. Because of economic uncertainty and this expected new supply, we will continue to keep the credit quality of the Fund’s high yield bond portfolio higher than the high yield indices. We have been able to meet our yield targets while maintaining relatively high quality, and we hope to continue to do so.

TYW Risks and Other Considerations

Under normal market conditions, the Fund will invest at least 50%, and may invest up to 60%, of its total assets in municipal securities. Additionally, the Fund will invest at least 40%, and may invest up to 50%, of its total assets in equity securities and other income securities. Under normal market conditions, the Fund will invest at least 25% of its total assets in equity securities. There can be no assurance that the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Additionally, any capital gains dividends will be subject to capital gains taxes.

The Investment Manager may, but is not required to, utilize a variety of strategic transactions to seek to protect the value of the Fund’s assets in the municipal securities portfolio against the volatility of interest rate changes and other market movements. There can be no guarantee that hedging strategies will be employed or will be successful. The premium paid for entering into such hedging strategies will result in a reduction in the net asset value of the Fund and a subsequent reduction of income to the Fund. Any income generated from hedging transactions will not be exempt from income taxes.

The Fund may seek to enhance the level of the Fund’s current income through the use of leverage. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value. There is no assurance that the Fund will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of the Fund’s current income.

There are also specific risks associated with investing in municipal bonds. The secondary market for municipal bonds is less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at prices approximating those at which the Fund currently values them. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest. In the event of bankruptcy of an issuer, the Fund could experience delays in collecting principal and interest.

There also risks associated with investing in Auction Market Preferred Shares or AMPS. The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and will be subject to mandatory redemption in certain circumstances. The AMPS will not be listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

Fund Distribution Risk: In order to make regular quarterly distributions on its common shares, the fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund’s capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder’s tax basis in the common shares (generally, the amount paid for the common shares). In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.

It is important to note that closed-end funds often trade at a discount to their market value.

The federal tax advice contained herein was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer; the advice was written to support the promotion or marketing of the matters addressed and taxpayers should seek advice based on the taxpayer’s circumstance from an independent tax advisor.

SemiAnnual Report l June 30, 2007 l 11

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Fund Summary | As of June 30, 2007 (unaudited)

Fund Statistics

Share Price	$15.06
Common Share Net Asset Value	$16.81
Premium/(Discount) to NAV	-10.41%
Net Asset Applicable to Common Shareholders ($000)	$258,987

Total Returns

(Inception 4/28/04)	Market	NAV
Six Months	-1.60%	2.68%
One Year	14.68%	12.87%
Three Year - average annual	11.81%	11.74%
Since Inception - average annual	6.48%	11.21%

Top Ten Holdings Municipal Portfolio

Top Ten Holdings Municipal Portfolio	% of Total Net Investments
Hudson Yards Infrastructure Corporation Revenue (NY), Series 2007 A, FGIC Insured, 6.147%, 2/15/2047	2.6%
California Health Facilities Financing Authority Revenue, Series 1755, 6.530%, 11/15/2046	2.3%
Municipal Security Trust Certificates (CA), Series 7044, Class B, 7.165%, 6/1/2047	2.2%
New York State Dormitory Authority Revenue, Rols-R-816, Series A, MBIA Insured, 6.139%, 7/1/2046	2.1%
Allegheny County Hospital Development Authority Health System Revenue (PA), West Penn, Series 2007 A, 6.768%, 11/15/2040	2.0%
Camden County Improvement Authority (NJ), Cooper Health System, Series 2004 A, 5.750%, 2/15/2034	1.7%
Missouri Development Finance Board, Branson Landing Project, Series 2004 A, 5.625%, 12/1/2028	1.6%
Alhambra Certificates of Participation (CA), Police Facilities 91-1-RMK, AMBAC Insured, 6.750%, 9/1/2023	1.5%
Saint Johns County Industrial Development Authority (FL), First Mortgage Revenue, Presbyterian Retirement, Series A, 5.625%, 8/1/2034	1.4%
Freer Independent School District (TX), School Building, PSF Insured, 5.250%, 8/15/2037	1.4%

Top Ten Holdings Equity and Income Portfolio

Top Ten Holdings Equity and Income Portfolio	% of Total Net Investments
Royal Dutch Shell PLC, Class B ADR (United Kingdom)	1.6%
General Electric Co.	1.5%
BP PLC ADR (United Kingdom)	1.4%
Citigroup, Inc.	1.4%
Chevron Corp.	1.3%
Bank of America Corp.	1.3%
AT&T, Inc.	1.3%
American International Group, Inc.	1.2%
Pfizer, Inc.	1.2%
Procter & Gamble Co.	1.1%

Securities and holdings are subject to change daily. For more current information, please visit www.claymore.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Top Ten Industries/Sectors

Top Ten Industries/Sectors	% of Total Net Investments
Health Care	20.3%
Special Tax	5.8%
Higher Education	5.7%
General Funds	5.6%
Diversified Financial Services	5.5%
Oil, Gas & Consumable Fuels	5.5%
Continuing Care Retirement Center	4.2%
Diversified Telecommunication	4.1%
Insurance	4.1%
Pharmaceuticals	3.9%

Share Price & NAV Performance


$19
$16
$13
6/30/06
12/31/06
6/30/07
Share Price
NAV

Portfolio Concentration by Asset Class*

Municipal Bonds	52.1%
Common Stocks	38.8%
Corporate Bonds	4.9%
Preferred Stocks	4.1%
Investment Companies	0.1%



*As a percentage of total net investments

Credit Quality*

AAA	12.7%
AA	5.9%
A	11.0%
BBB	17.7%
BB	4.2%
B	2.2%
NR	8.3%
Common Stock/Other	38.0%



*Represents higher rating of either S&P, Moody's or Fitch as a percentage of long-term investments

12 | SemiAnnual Report | June 30, 2007

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Portfolio of **Investments** | June 30, 2007 (unaudited)

Principal Amount		Optional Call Provisions	Value
	Long-Term Municipal Bonds – 81.6%		
	Arizona – 3.1%		
$ 3,300,000	Maricopa County Industrial Development Authority Health Facilities Revenue, Catholic HealthCare West-A, A, A2 (a) 5.375%, 7/1/2023	7/1/14 @ 100	$ 3,381,180
4,500,000	Maricopa County Pollution Control Corp., Pollution Control Revenue Refunding Public Service Co-A-RMK, BBB, Baa2 5.750%, 11/1/2022	8/10/07 @ 101	4,528,485
			7,909,665
	California – 21.7%		
5,000,000	Alhambra Certificates of Participation Police Facilities 91-1-RMK, AMBAC Insured, AAA, Aaa 6.750%, 9/1/2023	N/A	5,974,100
8,250,000	California Health Facilities Financing Authority Revenue Series 1755, NR, Aa3 (Underlying Obligor: CA Health Facilities) (b) 6.530%, 11/15/2046	11/15/16 @ 100	8,745,330
1,600,000	California Municipal Finance Authority Education Revenue American Heritage Education Foundation, Project-A, BBB-, NR 5.250%, 6/1/2036	6/1/16 @ 100	1,623,840
5,000,000	California Municipal Finance Authority Community Hospitals of Central California, BBB-, Baa2 5.250%, 2/1/2046	2/1/17 @ 100	5,014,300
5,000,000	California Statewide Communities Development Authority Revenue Bentley School, NR, NR (a) 6.750%, 7/1/2032	7/1/10 @ 103	5,376,500
2,220,000	California Statewide Communities Development Authority Revenue Sub-Wildwood Elementary School, NR, NR 7.000%, 11/1/2029	11/1/09 @ 102	2,352,667
2,510,000	Lincoln Improvement Board Act 1915 Public Finance Authority-Twelve Bridges, NR, NR 6.200%, 9/2/2025	9/2/09 @ 102	2,615,370
8,000,000	Municipal Security Trust Certificates Series 7044, Class B, NR, NR (Underlying Obligor: Golden State Tobacco) (b) 7.165%, 6/1/2047	6/1/17 @ 100	8,712,480
	Murrieta Valley Unified School District, Special Tax Community Facilities District No. 2000-2, NR, NR		
1,625,000	6.300%, 9/1/2024	3/1/12 @ 101	1,777,327
2,505,000	6.375%, 9/1/2032	3/1/12 @ 101	2,747,709
1,800,000	Palm Springs Community Redevelopment Agency Tax Allocation Refunding Merged Project No. 1, Series A, A-, NR 5.500%, 9/1/2034	9/1/14 @ 100	1,870,038
4,000,000	Palm Springs Financing Authority Lease Revenue Convention Center Expansion Project, Series 2004 A, MBIA Insured, AAA, Aaa 5.500%, 11/1/2035	11/1/14 @ 102	4,326,040
1,350,000	Poway Unified School District, Special Tax Community Facilities District Number 6-Area-A, NR, NR 6.125%, 9/1/2033	9/1/10 @ 102	1,400,017
915,000	Poway Unified School District, Special Tax Community Facilities District Number 10-Area-E, NR, NR 5.750%, 9/1/2032	9/1/08 @ 102	926,447
820,000	Snowline California Joint Union School District Community Facility Special Tax, No. 2002-1, Series A, NR, NR 5.400%, 9/1/2034	9/1/07 @ 103	833,579
$ 1,870,000	William S. Hart Joint School Financing Authority CFD's No's 90-1, 99-1 & 2000-1 Series 2004, BBB+, NR 5.625%, 9/1/2034	9/1/12 @ 100	$ 1,936,329
			56,232,073
	Colorado – 1.8%		
1,355,000	Denver Health & Hospital Authority Health Care Revenue Series 1998 A, ACA Insured, A, NR 5.375%, 12/1/2028	12/1/08 @ 101	1,396,070
	Denver Health & Hospital Authority Health Care Revenue Series 2004 A, BBB, Baa3		
1,000,000	6.000%, 12/1/2031	12/1/11 @ 100	1,077,770
2,000,000	6.250%, 12/1/2033	12/1/14 @ 100	2,268,600
			4,742,440
	Delaware – 0.2%		
500,000	Delaware Health Facilities Authority Beebe Medical Center Project, Series 2004 A, BBB+, Baa1 5.500%, 6/1/2024	6/1/14 @ 100	517,410
	Florida – 2.6%		
5,450,000	Saint Johns County Industrial Development Authority First Mortgage Revenue Presbyterian Retirement, Series A, NR, NR 5.625%, 8/1/2034	8/1/14 @ 101	5,619,222
1,000,000	Saint Johns County Florida Industrial Development Authority Health Care Glenmoor Project, Series 2006A, NR, NR 5.250% 1/1/2026	1/1/16 @ 100	998,120
			6,617,342
	Illinois – 0.8%		
2,000,000	Metropolitan Pier and Exposition Authority McCormick Place Expansion Project, Series 2004 A, AAA, A1 5.500%, 6/15/2027	8/10/07 @ 100	2,001,220
	Indiana – 0.4%		
1,000,000	Vanderburgh County Redevelopment District, Tax Increment, A-, NR 5.250%, 2/1/2031	8/1/16 @ 100	1,037,260
	Iowa – 0.6%		
1,650,000	Scott County, Iowa Revenue Refunding-Ridgecrest Village, Series 2006, NR, NR 5.250%, 11/15/2027	11/15/16 @ 100	1,658,399
	Kansas – 1.0%		
2,500,000	Burlington Pollution Control Revenue Kansas Gas and Electric Co. Project, Series 2004 A, MBIA Insured, AAA, Aaa 5.300%, 6/1/2031	6/1/14 @ 100	2,621,375
	Louisiana – 2.5%		
3,000,000	UBS Municipal CRVS Various States, FGIC Insured, AAA, NR (Underlying Obligor: LA Public Facilities) (b) 6.993%, 6/1/2041	6/1/17 @ 100	3,465,720
2,750,000	UBS Municipal CRVS Various States, GNMA/FNMA/FHLMC Guaranteed, NR, Aaa (Underlying Obligor: LA Public Facilities) (b) 6.970, 5/1/2015	N/A	2,985,070
			6,450,790

See notes to financial statements.

SemiAnnual Report | June 30, 2007 | 13

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | **Portfolio of Investments** (unaudited) continued

Principal Amount		Optional Call Provisions	Value
	Massachusetts – 3.6%		
	Massachusetts Development Finance Agency Revenue Evergreen Center, BBB-, NR		
$ 1,505,000	5.500%, 1/1/2020	1/1/15@ 100	$ 1,543,092
1,820,000	5.500%, 1/1/2035	1/1/15@ 100	1,858,093
930,000	Massachusetts Development Finance Agency Revenue Hampshire College, Series 2004, BBB, Baa2 5.625%, 10/1/2024	10/1/14 @ 100	979,374
5,000,000	Massachusetts Health & Educational Facilities Authority Revenue Partners HealthCare System, Series 2007 G, AA, Aa2 5.000%, 7/1/2047	7/1/17 @ 100	5,025,400
			9,405,959
	Michigan – 1.2%		
3,065,000	Monroe County Michigan Hospital Finance Authority Hospital Revenue Refunding Mercy Memorial Hospital Corporate Obligation, BBB-, Baa3 5.500%, 6/1/2035	6/1/16 @ 100	3,172,765
	Minnesota – 1.2%		
3,000,000	Saint Paul Minnesota Housing & Redevelopment Authority Hospital Revenue HealthEast Project, BB+, Baa3 6.000%, 11/15/2035	11/15/15 @ 100	3,230,730
	Missouri – 5.5%		
4,690,000	Cole County Industrial Development Authority Senior Living Facilities Revenue Lutheran Senior Services Heisinger Project, NR, NR (a) 5.500%, 2/1/2035	2/1/14 @ 100	4,865,312
6,000,000	Missouri Development Finance Board Branson Landing Project, Series 2004 A, BBB+, Baa1 (a) 5.625%, 12/1/2028	6/1/14 @ 100	6,291,960
3,000,000	Missouri State Health & Educational Facilities Authority Revenue Senior Living Facilities Revenue Lutheran Senior, Series A, NR, NR (a) 5.375%, 2/1/2035	2/1/15 @ 100	3,090,240
			14,247,512
	New Jersey – 8.0%		
6,400,000	Camden County Improvement Authority Cooper Health System, Series 2004 A, BBB, Baa3 5.750%, 2/15/2034	8/15/14 @ 100	6,766,912
	New Jersey Economic Development Authority Revenue Cigarette Tax, BBB, Baa2		
1,850,000	5.750%, 6/15/2029	6/15/14 @ 100	1,969,010
1,000,000	5.500%, 6/15/2031	6/15/14 @ 100	1,044,780
5,000,000	5.750%, 6/15/2034	6/15/14 @ 100	5,297,250
2,000,000	New Jersey Educational Facilities Authority Fairleigh Dickinson University, Series 2002 D, NR, NR 6.000%, 7/1/2025	7/1/13 @ 100	2,154,160
1,450,000	New Jersey Educational Facilities Authority Stevens Institute of Technology, Series 2004 B, BBB+, Baa2 5.375%, 7/1/2034	7/1/14 @ 100	1,504,346
2,000,000	New Jersey Health Care Facilities Financing Authority Revenue Saint Elizabeth Hospital Obligated Group, BBB-, Baa3 6.000%, 7/1/2020	N/A	2,040,220
			20,776,678
	New York – 11.0%		
$ 10,000,000	Hudson Yards Infrastructure Corporation Revenue, Series 2007 A, FGIC Insured, AAA, Aaa (c) 5.000%, 2/15/2047	2/15/17 @ 100	$ 10,290,500
5,000,000	New York City Industrial Developmental Agency Revenue Rols-RR-II-R-634-1, AMBAC Insured, NR, Aaa (Underlying Obligor: NY City Industrial) (b) 6.139%, 1/1/2046	1/1/17 @ 100	5,289,700
4,500,000	New York State Dormitory Authority Revenue Cabrini of Westchester, Series 2006, GNMA Collateralized, AA, NR (c) 5.200%, 2/15/2041	2/15/17 @ 103	4,735,890
7,750,000	New York State Dormitory Authority Revenue Rols-R-816, Series A, MBIA Insured, NR, Aaa (Underlying Obligor: NY Dormitory Authority) (b) 6.139%, 7/1/2046	7/1/16 @ 100	8,178,730
			28,494,820
	Ohio – 2.5%		
4,560,000	Akron Bath Copley Joint Township Hospital District Revenue Hospital Facilities-Summa Health Systems, Series A, RADIAN Insured, AA, Aa3 (a) 5.500%, 11/15/2034	11/15/14 @ 100	4,840,394
1,475,000	Huron County Hospital Facilities Revenue Improvement and Refunding, Fishier-Titus Medical Center, Series 2007, A, NR 5.250%, 12/1/2037	6/1/17 @ 100	1,506,978
			6,347,372
	Pennsylvania – 4.6%		
8,000,000	Allegheny County Hospital Development Authority Health System Revenue West Penn, Series 2007 A, BB, Ba2 (c) 5.375%, 11/15/2040	11/15/17 @ 100	7,944,160
3,750,000	Pennsylvania Higher Educational Facilities Authority Widener University Series 2003, BBB+, NR 5.375%, 7/15/2029	7/15/13 @ 100	3,883,762
			11,827,922
	Rhode Island – 2.8%		
3,000,000	Rhode Island State Health & Educational Building Corporation Revenue Hospital Financing Lifespan Obligated Group, A-, A3 6.500%, 8/15/2032	8/15/12 @ 100	3,334,140
3,000,000	Rhode Island State Health & Educational Building Corporation Revenue Prerefunded Hospital Financing Lifespan, A-, A3 6.375%, 8/15/2021	8/15/12 @ 100	3,321,330
500,000	Rhode Island State Health & Educational Building Corporation Revenue Unrefunded Hospital Financing Lifespan, A-, A3 6.375%, 8/15/2021	8/15/12 @ 100	540,810
			7,196,280
	South Carolina – 2.6%		
	Lexington County Health Services District, Inc., Hospital Revenue Lexington Medical Center, Series 2004, A+, A2		
1,430,000	5.500%, 5/1/2032	5/1/14 @ 100	1,488,516
5,000,000	5.500%, 5/1/2037 (a)	5/1/14 @ 100	5,195,750
			6,684,266
	Texas – 2.1%		
5,215,000	Frer Independent School District School Building, Series 2007, PSF Guaranteed, AAA, NR (d) 5.250%, 8/15/2037	8/15/17 @ 100	5,499,635

See notes to financial statements.

14 | SemiAnnual Report | June 30, 2007

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | Portfolio of Investments (unaudited) continued

Principal Amount		Optional Call Provisions	Value
	Wisconsin – 1.8%		
$ 3,350,000	Wisconsin State Health & Educational Facilities Authority Revenue Aurora Health Care, Series A, BBB+, NR 5.600%, 2/15/2029	2/15/09 @ 101	$ 3,425,342
	Wisconsin State Health & Educational Facilities Authority Revenue Blood Center Southeastern Project, BBB+, NR		
500,000	5.500%, 6/1/2024	6/1/14 @ 100	518,005
750,000	5.750%, 6/1/2034	6/1/14 @ 100	793,778
			4,737,125
	Total Long-Term Municipal Bonds – 81.6% (Cost $207,711,185)		211,409,038

Number of Shares		Value
	Common Stocks – 58.3%	
	Chemicals – 1.5%	
87,500	Dow Chemical Co.	$ 3,869,250
	Commercial Banks – 2.5%	
42,500	HSBC Holdings PLC ADR (United Kingdom)	3,900,225
50,000	Wachovia Corp.	2,562,500
		6,462,725
	Commercial Services & Supplies – 4.1%	
35,000	Avery Dennison Corp.	2,326,800
65,000	Pitney Bowes, Inc.	3,043,300
55,000	R. R. Donnelley & Sons Co.	2,393,050
75,000	Waste Management, Inc.	2,928,750
		10,691,900
	Communications Equipment – 2.0%	
125,000	Nokia Corp. ADR (Finland)	3,513,750
40,000	Telefonaktiebolaget LM Ericsson ADR (Sweden)	1,595,600
		5,109,350
	Computers & Peripherals – 0.8%	
100,000	Seagate Technology (Cayman Islands)	2,177,000
	Diversified Financial Services – 6.9%	
100,000	Bank of America Corp.	4,889,000
105,000	Citigroup, Inc.	5,385,450
87,500	ING Groep N.V. ADR (Netherlands)	3,847,375
75,000	JPMorgan Chase & Co.	3,633,750
		17,755,575
	Diversified Telecommunication – 6.2%	
117,500	AT&T, Inc.	4,876,250
225,000	Deutsche Telekom AG ADR (Germany)	4,142,250
46,800	Embarq Corp.	2,965,716
100,000	Verizon Communications, Inc.	4,117,000
		16,101,216
	Electric Utilities – 0.9%	
50,000	Progress Energy, Inc.	2,279,500

Number of Shares		Value
	Food Products – 0.9%	
135,000	Sara Lee Corp.	$ 2,349,000
	Household Products – 3.2%	
60,000	Kimberly-Clark Corp.	4,013,400
70,000	Procter & Gamble Co.	4,283,300
		8,296,700
	Industrial Conglomerates – 3.2%	
30,000	3M Co.	2,603,700
150,000	General Electric Co.	5,742,000
		8,345,700
	Insurance – 3.9%	
65,000	American International Group, Inc.	4,551,950
70,000	Cincinnati Financial Corp.	3,038,000
32,500	PartnerRe Ltd. (Bermuda)	2,518,750
		10,108,700
	Media – 1.1%	
125,000	Regal Entertainment Group, Class A	2,741,250
	Multi-Utilities – 2.9%	
25,000	Dominion Resources, Inc.	2,157,750
25,000	Public Service Enterprise Group, Inc.	2,194,500
185,000	TECO Energy, Inc.	3,178,300
		7,530,550
	Oil, Gas & Consumable Fuels – 7.7%	
75,000	BP PLC ADR (United Kingdom)	5,410,500
60,000	Chevron Corp.	5,054,400
40,000	ConocoPhillips	3,140,000
75,219	Royal Dutch Shell PLC, Class B ADR (United Kingdom)	6,269,504
		19,874,404
	Pharmaceuticals – 5.9%	
57,500	Abbott Laboratories	3,079,125
75,000	GlaxoSmithKline PLC ADR (United Kingdom)	3,927,750
75,000	Merck & Co., Inc.	3,735,000
175,000	Pfizer, Inc.	4,474,750
		15,216,625
	Real Estate Investment Trusts – 1.0%	
65,000	Plum Creek Timber Co., Inc.	2,707,900
	Thrifts & Mortgage Finance – 0.9%	
55,000	Washington Mutual, Inc.	2,345,200
	Tobacco – 1.4%	
50,000	Altria Group, Inc.	3,507,000
	Wireless Telecommunication Services – 1.3%	
100,000	Vodafone Group PLC ADR (United Kingdom)	3,363,000
	Total Common Stocks - 58.3% (Cost $130,249,562)	150,832,545

See notes to financial statements.

SemiAnnual Report | June 30, 2007 | 15

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | **Portfolio of Investments** (unaudited) continued

Principal Amount		Optional Call Provisions	Value
	Corporate Bonds – 7.2%		
	Aerospace/Defense – 0.7%		
$ 1,000,000	DRS Technologies, Inc., B, B3 6.875%, 11/1/2013	11/1/08 @ 103.44	$ 970,000
700,000	L-3 Communications Corp., BB+, Ba3 7.625%, 6/15/2012	8/10/07 @ 103.81	716,625
			1,686,625
	Apparel – 0.4%		
1,000,000	Phillips-Van Heusen Corp., BB, Ba3 7.250%, 2/15/2011	2/15/08 @ 103.63	1,015,000
	Auto Manufacturers – 0.4%		
1,000,000	Navistar International Corp., NR, NR 7.500%, 6/15/2011	6/15/08 @ 103.75	992,472
	Auto Parts & Equipment – 0.2%		
500,000	Goodyear Tire & Rubber Co. (The), B, B2 7.857%, 8/15/2011	N/A	510,000
	Commercial Banks – 0.1%		
100,000	FCB/NC Capital Trust I, BB+, A3 8.050%, 3/1/2028	3/1/08 @ 104.03	104,591
	Commercial Services – 0.1%		
350,000	Rent-A-Center, Inc., B+, B2 7.500%, 5/1/2010	8/10/07 @ 102.5	355,250
	Diversified Financial Services – 0.4%		
1,000,000	General Motors Acceptance Corp., BB+, Ba1 6.875%, 9/15/2011	N/A	983,654
	Electronics – 0.3%		
700,000	IMAX Corp. (Canada), CCC+, Caa2 9.625%, 12/1/2010	12/1/07 @ 104.81	710,500
	Food – 0.5%		
1,465,000	Dean Foods Co., B+, B1 7.000%, 6/1/2016	N/A	1,399,075
235,000	Smithfield Foods, Inc., BB, Ba3 7.000%, 8/1/2011	N/A	233,825
			1,632,900
	Forest Products & Paper – 0.1%		
400,000	Boise Cascade LLC, B+, B2 7.125%, 10/15/2014	10/15/09 @ 103.56	380,000
	Health Care – 0.3%		
740,000	DaVita, Inc., B, B2 7.250%, 3/15/2015	3/15/10 @ 103.63	730,750
	Home Builders – 0.3%		
1,000,000	K. Hovnanian Enterprises, Inc., BB, Ba3 6.500%, 1/15/2014	N/A	885,000
	Home Furnishings – 0.4%		
$ 1,000,000	Sealy Mattress Co., B, B2 8.250%, 6/15/2014	6/15/09 @ 104.13	$ 1,025,000
	Insurance – 0.6%		
500,000	Odyssey Re Holdings Corp., BBB-,Baa3 7.650%, 11/1/2013	N/A	531,998
1,000,000	Presidential Life Corp., B, B2 7.875%, 2/15/2009	N/A	1,000,000
			1,531,998
	Iron/Steel – 0.3%		
374,000	AK Steel Corp., B+, B2 7.875%, 2/15/2009	8/10/07 @ 100.00	373,065
455,000	Allegheny Technologies, Inc., BB-, Ba2 8.375%, 12/15/2011	N/A	480,025
			853,090
	Office/Business Equipment – 0.4%		
1,000,000	Xerox Capital Trust I, BB, Ba1 8.000%, 2/1/2027	8/10/07 @ 102.45	1,026,613
	Oil & Gas – 0.6%		
500,000	Chesapeake Energy Corp., BB, Ba2 6.500%, 8/15/2017	N/A	473,750
1,000,000	Giant Industries, Inc., NR, NR 8.000%, 5/15/2014	N/A	1,082,300
			1,556,050
	Retail – 0.5%		
500,000	Bon-Ton Stores, Inc. (The), B-, B3 10.250%, 3/15/2014	3/15/10 @ 105.13	506,250
700,000	Dillards, Inc., BB, B1 7.130%, 8/1/2018	N/A	665,841
475,000	Pantry, Inc. (The), B, B3 7.750%, 2/15/2014	2/15/09 @ 103.88	463,125
			1,635,216
	Semiconductors – 0.1%		
345,000	Advanced Micro Devices, Inc., BB-, Ba2 7.750%, 11/1/2012	11/1/08 @ 103.88	325,163
	Telecommunications – 0.1%		
83,000	American Cellular Corp., CCC, B3 10.000%, 8/1/2011	8/10/07 @ 105.00	86,943
	Transportation – 0.4%		
850,000	Overseas Shipholding Group, BB+, Ba1 8.750%, 12/1/2013	N/A	924,375
	Total Corporate Bonds – 7.2% (Cost $19,094,808)		18,951,190

See notes to financial statements.

16 | SemiAnnual Report | June 30, 2007

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | **Portfolio of Investments** (unaudited) continued

Number of Shares		Value
	Preferred Stocks – 6.2%	
	Diversified Financial Services – 1.1%	
60,000	ABN Amro Capital Funding Trust VII, 6.080%, A, A1	$ 1,399,200
6,000	Deutsche Bank Contingent Capital Trust II, 6.550%, A, Aa3	147,300
50,000	Merrill Lynch & Co., Inc., 6.375%, A, A2	1,272,500
		2,819,000
	Insurance – 1.7%	
50,000	Aegon NV (Netherlands), 6.500%, A-, A3	1,231,500
25,000	Aspen Insurance Holdings, Ltd., (Bermuda) 7.401%, BBB-, Ba1	622,500
50,000	Metlife, Inc., 6.500%, BBB, Baa1	1,279,500
48,600	Prudential PLC, (United Kingdom) 6.500%, A-, Baa1	1,207,710
		4,341,210
	Media – 0.2%	
20,000	Comcast Corp., 7.000%, BBB+, Baa2	500,400
	Pipelines – 0.1%	
15,000	Dominion Consolidated Natural Gas Capital Trust I, 7.800%, BB+, Baa2	379,650
	Real Estate Investment Trusts – 3.1%	
20,000	Apartment Investment & Management Co., 7.750%, B+, Ba3	512,000
20,000	Brandywine Realty Trust, Series C, 7.500%, NR, NR	496,400
11,000	Capital Automotive REIT, Series A, 7.500%, NR, B1	234,094
20,000	CBL & Associates Properties, Series C, 7.750%, NR, NR	502,800
25,000	CBL & Associates Properties, Series D, 7.375%, NR, NR	625,500
12,500	Duke Realty Corp., Series L, 6.600%, BBB, Baa2	302,625
25,000	First Industrial Realty Trust, 7.250%, BBB-, Baa3	631,000
20,000	Health Care REIT, Inc., Series D, 7.875%, BB+, Baa3	503,000
20,000	iStar Financial, Inc., Series I, 7.500%, BB+, Ba1	500,000
29,400	Mills Corp. (The), Series G, 7.875%, NR, NR	768,075
16,000	Public Storage, Inc., 6.625%, BBB+, Baa1	382,400
12,000	PS Business Parks, Inc., 7.000%, BBB-, Baa3	292,200
20,000	Realty Income Corp., Series D, 7.375%, BBB-, Baa2	509,000
18,500	Regency Centers Corp., 7.250%, BBB-, Baa3	463,425
25,000	Taubman Centers, Inc., 8.000%, NR, B1	639,845
25,000	Vornado Realty Trust, Series E, 7.000%, BBB-, Baa3	626,250
		7,988,614
	Total Preferred Stocks – 6.2% (Cost $16,158,753)	16,028,874
	Investment Companies – 0.1%	
7,000	DWS RREEF Real Estate Fund II (Cost $96,569)	126,700
	Total Long-Term Investments – 153.4% (Cost $373,310,877)	397,348,347

Principal Amount		Value
	Short-Term Investments – 1.0%	
$ 2,500,000	Sevier County Public Building Authority Variety Local Government Public Improvement, Series 6-C1, NR, Aaa (e) 3.950%, 6/1/2034 (Cost $2,500,000)	$ 2,500,000
	Total Investments – 154.4% (Cost $375,810,877)	399,848,347
	Floating Rate Note Obligations – (4.4%)	
(11,250,000)	Notes with interest rates ranging from 3.73% to 3.79% at June 30, 2007 and contractual maturities of collateral ranging from 2040 to 2047. See Note 2(f) in the "Notes to the Financial Statements" section in this report. (Cost ($11,250,000))	(11,250,000)
	Total Net Investments – 150.0% (Cost $364,560,877)	388,598,347
	Liabilities in excess of Other Assets – -3.7%	(9,611,384)
	Preferred Shares, at Liquidation Value – (-46.3% of Net Assets Applicable to Common Shareholders or -30.9% of Total Investments)	(120,000,000)
	Net Assets Applicable to Common Shareholders – 100.0%	**$ 258,986,963**

ACA – ACA Financial Guaranty Corporation
ADR – American Depositary Receipt
AMBAC – Ambac Assurance Corporation
FGIC – Financial Guaranty Insurance Company
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
LLC – Limited Liability Corporation
MBIA – MBIA Insurance Corporation
N/A – Not applicable
PLC – Public Limited Company
PSF – Permanent School Fund
RADIAN – Radian Asset Assurance, Inc.
REIT – Real Estate Investment Trust

(a) All or a portion of these securities have been physically segregated in connection with swap agreements.
(b) Inverse floating rate investment. Interest rate shown is that in effect at June 30, 2007. See Note 2(f) in the "Notes to the Financial Statements" section of this report.
(c) Underlying security related to inverse floating rate investments entered into by the Fund. See Note 2(f) in the "Notes to the Financial Statements" section of this report.
(d) Security purchased on a when-issued or delayed delivery basis.
(e) Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate shown is as of June 30, 2007.

Ratings shown are per Standard & Poor's and Moody's. Securities classified as NR are not rated.

All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders unless otherwise noted.

See notes to financial statements.

SemiAnnual Report | June 30, 2007 | 17

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund

Statement of Assets and LiabilitieslJune 30, 2007 (unaudited)

Assets

Investments in securities, at value (cost $375,810,877) $399,848,347

Cash 32,777

Interest receivable 3,071,002

Dividends receivable 471,309

Other assets 19,225

Total assets 403,442,660

Liabilities

Payable for securities purchased 12,331,259

Floating rate note obligations 11,250,000

Unrealized depreciation on swap transactions 278,146

Dividend payable - preferred shares 257,065

Advisory fee payable 218,109

Administration fee payable 15,249

Accrued expenses and other liabilities 105,869

Total liabilities 24,455,697

Preferred Shares, at Redemption Value

$.01 par value per share; 4,800 Auction Market Preferred Shares authorized, issued and outstanding at $25,000 per share liquidation preference 120,000,000

Net Assets Applicable to Common Shareholders $258,986,963

Composition of Net Assets Applicable to Common Shareholders Common stock, $.01 par value per share; unlimited number of shares authorized, 15,407,000 shares issued and outstanding

$154,070 Additional paid-in capital 218,557,393

Accumulated net unrealized appreciation on investments and swaps 23,759,324

Accumulated net realized gain on investments and swaps 11,772,850

Accumulated undistributed net investment income 4,743,326

Net Assets Applicable to Common Shareholders $258,986,963

Net Asset Value Applicable to Common Shareholders (based on 15,407,000 common shares outstanding) $16.81

See notes to financial statements.

18 l SemiAnnual Report l June 30, 2007

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund

Statement of OperationslFor the six months ended June 30, 2007 (unaudited)

Investment Income

Interest $5,838,200

Dividends (net of foreign withholding taxes of $84,791) 3,315,627

Total income $9,153,827

Expenses

Advisory fee 1,317,925

Auction agent fee-preferred shares 156,237

Professional fees 78,871

Trustees’ fees and expenses 65,898

Fund accounting 54,026

Administration fee 45,093

Printing expenses 31,214

Custodian fee 27,920

Transfer agent fee 26,014

Miscellaneous 13,262

NYSE listing fee 11,330

Insurance 10,937

Interest expense on floating rate note obligations 136,758

Total expenses 1,975,485

Net investment income 7,178,342

Realized and Unrealized Gain (Loss) on Investments and Swaps

Net realized gain (loss) on:

Investments 10,719,671

Swaps 87,500

Net change in unrealized appreciation (depreciation) on:

Investments (8,031,720)

Swaps (95,732)

Net realized and unrealized gain on investments and swaps 2,679,719

Distributions to Preferred Shareholders from

Net investment income (2,982,979)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations $6,875,082

See notes to financial statements.

SemiAnnual Report l June 30, 2007 l 19

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund

Statement of Changes in Net Assets Applicable to Common Shareholders l

For the Six Months Ended June 30, 2007 (unaudited)

For the Year Ended December 31, 2006

Increase in Net Assets Applicable to Common Shareholders Resulting from Operations

Net investment income

$7,178,342

$14,087,404

Net realized gain on investments and swaps

10,807,171

11,312,240

Net change in unrealized appreciation (depreciation) on investments and swaps

(8,127,452)

16,209,364

Distributions to Preferred Shareholders

From and in excess of net investment income

(2,982,979)

(5,648,917)

Net increase in net assets applicable to common shareholders resulting from operations

6,875,082

35,960,091

Distributions to Common Shareholders from and in excess of Net Investment Income

(7,222,031)

(14,444,063)

Total increase (decrease) in net assets applicable to common shareholders

(346,949)

21,516,028

Net Assets

Beginning of period

259,333,912

237,817,884

End of period (including accumulated undistributed net investment income of $4,743,326 and $7,769,994, respectively)

$258,986,963

$259,333,912

See notes to financial statements.

20 l SemiAnnual Report l June 30, 2007

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Financial Highlights

Per share operating performance for a common share outstanding throughout the period	For the Six Months Ended June 30, 2007 (unaudited)	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005	For the Period April 28, 2004* through December 31, 2004
Net asset value, beginning of period	$ 16.83	$ 15.44	$ 15.47	$ 14.33[b]
Income from investment operations				
Net investment income[a]	0.47	0.91	0.88	0.52
Net realized and unrealized gain on investments, options and swaps	0.17	1.79	0.29	1.29
Distributions to preferred shareholders from and in excess of net investment income (common share equivalent basis)	(0.19)	(0.37)	(0.26)	(0.07)
Total from investment operations	0.45	2.33	0.91	1.74
Distributions to common shareholders	(0.47)	(0.94)	(0.94)	(0.47)
Common and Preferred Shares' offering expenses charged to paid-in capital	–	–	–[g]	(0.13)
Net asset value, end of period	$ 16.81	$ 16.83	$ 15.44	$ 15.47
Market value, end of period	$ 15.06	$ 15.77	$ 13.35	$ 13.62
Total investment return[c]				
Net asset value	2.68%	15.50%	6.02%	11.42%
Market value	-1.60%	25.98%	4.80%	-6.05%
Ratios and supplemental data				
Net assets applicable to common shareholders, end of period (thousands)	$ 258,987	$ 259,334	$ 237,818	$ 238,386
Preferred shares, at liquidation value ($25,000 per share liquidation preference) (thousands)	$ 120,000	$ 120,000	$ 120,000	$ 120,000
Preferred shares asset coverage per share	$ 78,956	$ 79,028	$ 74,545	$ 74,664
Ratios to average net assets applicable to common shareholders:[d]				
Total expenses (excluding interest expense on floating rate note obligations)	1.43%	1.46%	1.52%	1.36%
Total expenses (including interest expense on floating rate note obligations[e])	1.53%	1.50%	–	–
Net investment income, prior to effect of dividends to preferred shares	5.57%	5.70%	5.73%	5.31%
Net investment income, after effect of dividends to preferred shares	3.26%	3.41%	4.05%	4.58%
Ratios to average managed assets:[d][f]				
Total expenses (excluding interest expense on floating rate note obligations)	0.98%	0.98%	1.01%	0.98%
Total expenses (including interest expense on floating rate note obligations[e])	1.05%	1.01%	–	–
Net investment income, prior to effect of dividends to preferred shares	3.81%	3.84%	3.80%	3.83%
Portfolio turnover rate	48%	159%	103%	75%
Asset coverage per $1,000 unit of indebtedness[h]	32,688	27,902	–	–

* Commencement of investment operations.

(a) Based on average shares outstanding during the period.

(b) Before reimbursement of offering expenses charged to capital.

(c) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d) Annualized.

(e) See note 2(f) of the Notes to Financial Statements for more information on floating rate note obligations.

(f) Managed assets is equal to net assets applicable to common shareholders plus outstanding leverage, such as the liquidation value of preferred shares, but excluding floating rate note obligations.

(g) Amount is less than $0.01.

(h) Calculated by subtracting the Fund's total liabilities (not including the floating rate note obligations) from the Fund's total assets and dividing by the total number of indebtedness units, where one unit equals $1,000 of indebtedness.

See notes to financial statements.

SemiAnnual Report | June 30, 2007 | 21

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund

Notes to Financial StatementslJune 30, 2007 (unaudited)

Note 1– Organization:

TS&W/Claymore Tax-Advantaged Balanced Fund (the “Fund”) was organized as a Delaware statutory trust on February 12, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940.

Under normal market conditions, the Fund will invest at least 50%, but less than 60% of its total assets in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and which is not a preference item for purposes of the alternative minimum tax (the “Municipal Securities Portfolio”) and at least 40%, but less than 50%, of its total assets in common stocks, preferred securities and other income securities (the “Equity and Income Securities Portfolio”).

Note 2 – Accounting Policies:

The preparation of the financial statement in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal Over-the-Counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Preferred stocks are valued at their sales price as of the close of the exchange on which they are traded. Preferred stocks for which the last sales price is not available are valued at the last available bid price. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Foreign securities are translated from the local currency into U.S. dollars using the current exchange rate. The Fund’s securities that are primarily traded in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of common shares have no ability to trade common shares on the NYSE. Investment Companies are valued at the last available closing price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Swaps

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates or to manage the duration of its portfolio. The swaps are valued at current market value and any unrealized gain or loss is included in the Statement of Operations. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund usually invests in Forward Interest Rate Swaps. Forward interest rate swap transactions involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The Fund may terminate the swap contract prior to the effective date, at which point a realized gain or loss is recognized.

Details of the swap agreements outstanding as of June 30, 2007 were as follows:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation/ Depreciation
Morgan Stanley*	3/31/2010	$15,000,000	4.742%	2-Yr LIBOR	$(166,905)
JP Morgan Chase & Co.*	4/23/2010	15,000,000	4.773%	2-Yr LIBOR	(160,843)
Morgan Stanley*	5/10/2010	25,000,000	4.849%	2-Yr LIBOR	(233,954)
Morgan Stanley**	6/8/2017	10,000,000	3.608%	10-Yr BMA	283,556
					$(278,146)

BMA - Bond Market Association Municipal Swap Index. LIBOR - London Interbank Offering Rate * The Fund pays a floating rate and receives a fixed rate. ** The Fund pays a fixed rate and receives a floating rate.

(d) Options

For hedging and investment purposes, the Fund may purchase put options, put options on futures and write (sell) call options on securities. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The risk associated with writing an option is that the writer of an option has no control over the time when it may be required to fulfill its obligation. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

There were no options outstanding as of June 30, 2007.

(e) Distributions to Shareholders

The Fund declares and pays quarterly dividends to common shareholders. These dividends consist of tax-exempt income and investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Inverse Floating Rate Investments and Floating Rate Note Obligations

Inverse floating rate instruments are notes whose coupon rate fluctuates inversely to a predetermined interest rate index. The Fund may invest in inverse floating rate securities through either a direct purchase or through the transfer of bonds to a dealer trust in exchange for cash and/or residual interests in the dealer trust.

22 l SemiAnnual Report l June 30, 2007

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund l Notes to Financial Statements (unaudited) continued

For those inverse floating rate securities purchased directly, the instrument is included in the Portfolio of Investments with income recognized on an accrual basis.

For those inverse floating rate securities purchased through a transfer of a fixed rate bond to a dealer trust in exchange for cash and/or residual interests in the dealer trusts’ assets and cash flows, FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities (FAS 140) calls for this transaction to be accounted for as a financing by the dealer trust of the transferred fixed rate bond. In these transactions, the dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The residual interests held by the Fund (the inverse floating rate investments) include the right of the Fund to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date and to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund’s Portfolio of Investments, and the related floating rate notes reflected as a liability under the caption “Floating rate note obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption “Interest expense on floating rate note obligations” on the Fund’s Statement of Operations. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At June 30, 2007, Fund investments with a par value of $22,500,000 (market value of approximately $23,000,000) are held by the dealer trusts and serve as collateral for the $11,250,000 in floating rate notes outstanding at that date.

Contractual maturities of the floating rate notes and interest rates in effect at June 30, 2007 are presented on the Portfolio of Investments.

These instruments typically involve greater risks than a fixed rate municipal bond. In particular, the holder of these inverse floating rate instruments retain all credit and interest rate risk associated with the full underlying bond and not just the par value of the inverse floating rate instrument. As such, these instruments should be viewed as having inherent leverage and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

Note 3 – Investment Advisory Agreement, Investment Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Adviser received a fee, payable monthly, at an annual rate equal to 0.70% of the Fund’s average daily managed assets (total assets including the assets attributable to the proceeds from any financial leverage but excluding the assets attributable to floating rate note obligations, minus liabilities, other than debt representing financial leverage).

The Adviser has entered into an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) with Thompson, Siegel & Walmsley LLC (the “Sub-Adviser”). The Sub-Adviser is responsible for day-to-day portfolio management of the Fund’s assets allocated to the Equity and Income Securities Portfolio. Under the terms of the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Adviser pays monthly to the Sub-Adviser a fee at the annual rate of 0.42% of the Fund’s average daily managed assets attributable to the Equity and Income Securities Portfolio.

On July 11, 2006, the Adviser entered into an Investment Sub-Advisory Agreement (the “Muni Sub-Advisory Agreement”) with SMC Fixed Income Management, LP (the “Muni Sub-Adviser”). The Muni Sub-Adviser is responsible for day-to-day portfolio management of the Fund’s assets allocated to the Municipal Securities Portfolio. Under the terms of the Muni Sub-Advisory Agreement between the Adviser and the Muni Sub-Adviser, the Adviser pays monthly to the Muni Sub-Adviser a fee at the annual rate of 0.30% of the Fund’s average daily managed assets attributable to the Municipal Securities Portfolio. Prior to July 11, 2006 the Adviser was responsible for the day-to-day portfolio management for the Municipal Securities Portfolio.

The Bank of New York (“BNY”) acts as the Fund’s custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Under a separate Fund Administration agreement (the “Administration Agreement”), the Adviser provides fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Certain officers and trustees of the Fund are also officers and directors of the Adviser, Sub-Adviser, or Muni Sub-Adviser. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the tax components of investments and net assets as of June 30, 2007 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments	Net Tax Unrealized Depreciation on Derivatives
$375,788,543	$27,295,051	($3,235,247)	$24,059,804	($278,146)

The differences between book basis and tax basis unrealized appreciation/(depreciation) is attributable to additional income accrued for tax purposes on certain preferred stocks and investments in real estate investment trusts.

SemiAnnual Report l June 30, 2007 l 23

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund l Notes to Financial Statements (unaudited) continued

For the year ended December 31, 2006, the tax character of distributions paid to common and preferred shareholders as reflected in the Statement of Changes in Net Assets was as follows:

Distributions paid from:	2006
Ordinary income	$7,322,467
Tax-exempt income	3,092,337
Long-term capital gain	9,678,176
Total Distributions	$20,092,980

Note 5 – Investment in Securities:

For the six months ended June 30, 2007, purchases and sales of investments, excluding short-term securities, were $210,052,124 and $186,819,593, respectively.

Note 6 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 15,407,000 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue any shares during the six months ended June 30, 2007 and the year ended December 31, 2006.

Preferred Shares

On April 29, 2004, the Fund’s Board of Trustees authorized the issuance of preferred shares, in addition to the existing common shares, as part of the Fund’s leverage strategy. The Fund may also borrow or issue debt securities collectively with preferred shares for leveraging purposes. Preferred shares issued by the Fund have seniority over the common shares.

On July 1, 2004, the Fund issued 2,400 shares of Preferred Shares Series M7 and 2,400 shares of Preferred Shares Series T28 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. Dividends are accumulated daily at an annual rate set through auction procedures. Distribution of net realized capital gains, if any, are paid annually.

For the period ended June 30, 2007, the annualized dividend rates ranged from:

	High	Low	At 6/30/07
Series M7	5.30%	4.50%	5.10%
Series T28	5.20%	4.60%	5.15%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption on Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Note 7 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Recent Accounting Pronouncements:

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB

Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, but not before its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Management has evaluated the implications of FIN 48 and has determined it does not have any impact on the financial statements as of June 30, 2007.

On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

Note 9 – Subsequent Event:

On August 1, 2007, the Board of Trustees declared a quarterly dividend of $0.234375 per common share. This dividend will be payable August 31, 2007 to shareholders of record on August 15, 2007.

24 l SemiAnnual Report l June 30, 2007

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Supplemental Information (unaudited)

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on May 21, 2007. Holders of the Fund's auction market preferred shares, par value $0.01 per share, liquidation preference $25,000 per share ("Preferred Shares") voted on the election of a Class II Trustee. Holders of the Fund's Preferred Shares and the Fund's common shares of beneficial interest, par value $0.01 ("Common Shares") voted together as a single class on the election of Class III Trustees.

Voting results with respect to the election of Class II Trustee by the holders of the Fund's Preferred Shares voting as a separate class:

	# of Shares in Favor	# of Shares Withheld
L. Kent Moore	4,767	12

Voting results with respect to the election of Class III Trustees by the holders of the Fund's Preferred Shares and Common Shares voting together as a single class:

	# of Shares in Favor	# of Shares Withheld
Matthew J. Appelstein	14,906,537	216,712
Steven D. Cosler	14,914,304	208,945
Ronald E. Toupin, Jr.	14,895,554	227,695

Trustees

The Trustees of the TS&W/Claymore Tax-Advantaged Balanced Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:				
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2005	Formerly, Senior Vice President & Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	37	None.
Steven D. Cosler Year of Birth: 1955 Trustee	Since 2005	Formerly, President, Chief Executive Officer and Director of Priority Healthcare Corp. (2002-2005). Formerly, President and Chief Operating Officer of Priority Healthcare Corp. (2001-2002). Formerly, Executive Vice President and Chief Operating Officer of Priority Healthcare Corp. (2000-2001).	2	None.
Robert M. Hamje Year of Birth: 1942 Trustee	Since 2004	Advisor to the Cleveland Foundation Investment Committee. Formerly, President and Chief Investment Officer of TRW Investment Management Co. (1990-2003).	2	Trustee, Old Mutual Advisor Mutual Funds.
L. Kent Moore Year of Birth: 1955 Trustee	Since 2004	Partner at WillSource Enterprise (December 2005-present). Managing Director High Sierra Energy L.P., (2004-2005). Formerly, Portfolio Manager and Vice President of Janus Capital Corp. (2000-2002) and Senior Analyst/Portfolio Manager of Marsico Capital Management (1997-1999).	2	Trustee, Old Mutual Advisor Mutual Funds
Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	40	None.
Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2004	Formerly Vice President, Manager, and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Trusts (1988-1999), each of John Nuveen & Co., Inc. (asset manager) (1982-1999).	37	None.
Interested Trustees:				
Matthew J. Appelstein† Year of Birth: 1961 Trustee	Since 2005	Senior Vice President of Product Strategy and Retirement Solutions Planning, Director of Investment Services, Old Mutual Asset Management (2003-present). Formerly, Senior Vice President of Consulting Relationships, Fidelity Management Trust Co. (1998-2003).	2	None.
Nicholas Dalmaso†† Year of Birth: 1965 Trustee; Chief Executive and Legal Officer	Since 2004	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). Formerly, Assistant General Counsel, John Nuveen and Co., Inc. (1999-2001). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	40	None.

* Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532

** After a Trustees' initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

–Messrs. Barnes, Dalmaso and Hamje, as Class I Trustees, are expected to stand for re-election at the Fund's 2008 annual meeting of shareholders.

–Messrs. Moore and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of shareholders.

–Messrs. Applestein, Cosler and Toupin, as Class III Trustees, are expected to stand for re-election at the Fund's 2007 annual meeting of shareholders.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

† Mr. Appelstein is an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Old Mutual Asset Management, the parent company of the Fund's Sub-Adviser.

†† Mr. Dalmaso is an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund's Investment Adviser.

SemiAnnual Report | June 30, 2007 | 25

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | **Supplemental Information** (unaudited) continued

Officers

The Officers of the TS&W/Claymore Tax-Advantaged Balanced Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:		
Steven M. Hill Year of Birth: 1964 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2004	Senior Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present). Previously, Chief Financial Officer of Claymore Group, Inc. (2005-2006); Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005); Treasurer of Henderson Global Funds and Operations Manager of Henderson Global Investors (NA) Inc. (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001).
Vincent R. Giordano Year of Birth: 1948 Vice President	Since 2004	Senior Managing Director of SMC Fixed Income Management, LP.*** Formerly, Senior Managing Director of Claymore Advisors, LLC (2004-2006); Senior Vice President and Portfolio Manager of Merrill Lynch Asset Management, Inc. (1985-2001).
George Gregorio Year of Birth: 1949 Vice President	Since 2004	Managing Director of SMC Fixed Income Management, LP.*** Formerly, Managing Director of Claymore Advisors, LLC (2004-2006); Sell Side Analyst for JB Hanauer & Co.
Roberto W. Roffo Year of Birth: 1966 Vice President	Since 2004	Managing Director of SMC Fixed Income Management, LP.*** Formerly, Managing Director of Claymore Advisors, LLC (2004-2006); Director and Vice President of Merrill Lynch Investment Managers.
Bruce Saxon Year of Birth: 1957 Chief Compliance Officer	Since 2006	Vice President, Fund Compliance Officer of Claymore Advisors, LLC (2006-present). Previously, Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006); Director, Compliance of Harrisdirect, LLC (1999-2003).
Matthew J. Patterson Year of Birth: 1971 Secretary	Since 2006	Vice President; Assistant General Counsel of Claymore Group Inc. (2006-present). Secretary of certain funds in the Fund Complex. Previously, Chief Compliance Officer and Clerk, The Preferred Group of Mutual Funds (2005-2006); Chief Compliance Officer and Secretary, Caterpillar Investment Management Ltd (2005-2006); Securities Counsel, Caterpillar Inc. (2004-2006); Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2004).

* Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

*** Effective July 11, 2006.

26 | SemiAnnual Report | June 30, 2007

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund

Dividend Reinvestment Planl(unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, P.O. Box 463, East Syracuse, New York 13057-0463, Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

SemiAnnual Report l June 30, 2007 l 27

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund

Investment Advisory and Subadvisory Agreement Approvalsl(unaudited)

On February 14, 2007, the Board of Trustees (the “Board”), including those trustees who are not interested persons as defined by the Investment Company Act of 1940 (the “Independent Trustees”), of TS&W/Claymore Tax-Advantaged Balanced Fund (the “Fund”) met to consider the renewal of: (1) the investment advisory agreement (“Investment Advisory Agreement”) between the Fund and Claymore Advisors, LLC (“Adviser”), (2) the subadvisory agreement (“TS&W Subadvisory Agreement”) relating to management of the equity and income securities portion of the Fund’s portfolio (the “Equity and Income Portfolio”) among the Adviser, the Fund and Thompson, Siegal & Walmsley LLC (“TS&W”) and (3) the subadvisory agreement (“SMC Subadvisory Agreement”) relating to management of the municipal securities portion of the Fund’s portfolio (the “Municipal Portfolio”) among the Adviser, the Fund and SMC Fixed Income Management, L.P. (“SMC”) (The Investment Advisory Agreement, the TS&W Subadvisory Agreement and the SMC Subadvisory Agreement are collectively referred to as the “Advisory Agreements”). As part of its review process, the Nominating and Governance Committee of the Board (referred to as the “Committee” and consisting solely of the Independent Trustees) was represented by independent legal counsel. The Board reviewed materials received from the Adviser, TS&W, SMC and independent legal counsel.

In preparation for its review, the Committee communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Committee, sent a formal request for information. The Adviser, TS&W and SMC provided extensive information in response to the request. Among other information, the Adviser, TS&W and SMC provided general information to assist the Committee in assessing the nature and quality of services provided by the Adviser, TS&W and SMC and information comparing the investment performance, advisory fees and total expenses of the Fund to other funds, information about the profitability from the Advisory Agreements to the Adviser, TS&W and SMC and the compliance policies and procedures adopted by each of the Adviser, TS&W and SMC.

Based upon its review, the Committee and the Board concluded that it was in the best interests of the Fund to renew each of the Advisory Agreements. In reaching this conclusion for the Fund, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.

Investment Advisory Agreement

With respect to the nature, extent and quality of services currently provided by the Adviser, the Board noted that the Adviser had delegated responsibility for the investment and reinvestment of the Equity and Income Portfolio to TS&W and the Municipal Portfolio to SMC. The Board considered the Adviser’s responsibility to oversee TS&W and SMC and that the Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Board reviewed financial information regarding the Adviser and its parent company and considered the parent company’s guaranty of the Adviser’s obligations under the Investment Advisory Agreement. The Board considered the experience and qualifications of the Adviser’s personnel relating to compliance oversight, its open communications with the Board and its capabilities concerning its monitoring of a subadviser’s portfolio management team. Considering these factors, the Board concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity.

The Board reviewed the Fund’s investment performance by reviewing the Fund’s total return on a net asset value and market price basis for the twelve months ended December 31, 2006 and since inception (April 28, 2004 through December 31, 2006) and compared it to the total return performance of the Fund’s only peer closed-end fund, which also invests a minimum of 50% of its total assets in municipal securities with the remaining portion invested in equity and other fixed-income securities with an emphasis on providing tax-advantaged income (“peer fund”), the Fund’s customized benchmark index (54% of the Lehman Brothers Municipal Bond Index and 46% of the Russell 1000 Value Index) and a group of open-end mutual funds with investment strategies similar to that of the Fund, for the same time periods. The Board also considered the Fund’s use of leverage and the impact of the leverage on the Fund’s performance and noted that, although the Fund’s use of leverage had a negative impact on the income of the Fund, on a total return basis, the leverage had a positive effect on the Fund’s portfolio as a whole for the year ended December 31, 2006. The Board noted that the Fund’s investment results were consistent with the Fund’s investment objective and met expectations. The Board also considered that the Adviser does not directly control investment performance but had delegated such duties to TS&W and SMC. With respect to the Fund’s market price performance, the Board noted that the Fund’s shares were trading at a discount, but at a smaller discount than the peer fund, and that over the relevant time periods performance based upon a market price total return basis had been positive. The Board concluded that the Adviser had appropriately reviewed and monitored TS&W’s and SMC’s investment performance and efforts to seek the Fund’s investment objective, and that the Adviser’s performance was satisfactory.

The Board compared the Fund’s advisory fee (which includes the subadvisory fees paid to TS&W and SMC) and expense ratio to the peer fund and to other funds with either municipal portfolios or equity portfolios (“comparable funds”) and to the advisory fee that the Adviser charges to other closed-end funds for which it serves as adviser. The Board also reviewed the mean and median advisory fees and expense ratios of the comparable funds. The Board concluded that the Fund’s advisory fee was reasonable.

With respect to the costs of services to be provided and profits realized by the Adviser from its relationship to the Fund, the Board reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the estimated direct and indirect costs the Adviser incurs in providing the services described in the Investment Advisory Agreement, including paying the subadvisory fees to TS&W and SMC. The Board concluded that the Adviser’s profitability was not unreasonable.

The Board considered the extent to which economies of scale could be realized with respect to the management of the Fund as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors and also considered the current assets of the Fund. Because of the nature of closed-end funds, the Board does not expect the Fund to grow significantly in the next twelve months. The Board also considered the Adviser’s statement that it believes expenses relating to providing investment advisory services to the Fund will remain approximately the same over the next year. Therefore, the Board concluded that the Fund is unlikely to realize any significant economies of scale with respect to the advisory services at the time the Investment Advisory Agreement was being renewed.

The Board considered other benefits available to the Adviser because of its relationship to the Fund and noted that the administrative services fees received by the Adviser from serving as administrator to the Fund provide it with additional revenue and concluded that the management fee was reasonable, taking into account this benefit. The Board also considered the Adviser’s statement that it benefited from its association with TS&W because the Adviser served as adviser to another closed-end fund affiliated with TS&W.

28 l SemiAnnual Report l June 30, 2007

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund | Investment Advisory and Subadvisory Agreement Approvals (unaudited) continued

TS&W Subadvisory Agreement

With respect to the nature, extent and quality of services provided by TS&W, the Board considered the qualifications, experience, good reputation and skills of TS&W’s portfolio management and other key personnel. The Board considered TS&W’s success in achieving the Fund’s investment objective as it relates to the Equity and Income Portfolio of providing a high level of after-tax return and in managing the portfolio’s high yield bonds, preferred stocks and real estate investment trusts for purposes of generating income to pay the Fund’s expenses. The Board compared the Equity and Income Portfolio’s performance to the Russell 1000 Value Index and the S&P 500 Index and, noting the portfolio’s strong performance, concluded that TS&W was qualified to provide the services under the TS&W Subadvisory Agreement.

The Board reviewed the subadvisory fee paid by the Adviser to TS&W and compared it to the fees charged by TS&W to other comparable investment company clients for which TS&W serves as adviser. The Board noted that the sub-advisory fee charged to the Fund was lower than the advisory fees charged by TS&W to its comparable investment company clients. Accordingly, the Board concluded that the subadvisory fee was reasonable.

With respect to the costs of services to be provided and profits realized by TS&W from its relationship to the Fund, the Board reviewed information regarding the revenues TS&W received under the TS&W Subadvisory Agreement and estimated direct and indirect allocated expenses of TS&W in providing services under the TS&W Subadvisory Agreement and concluded that the profitability was not unreasonable.

The Board reviewed the extent to which economies of scale with respect to the subadvisory services provided to the Fund would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered TS&W’s statement that the realization of economies of scale with regard to a closed-end fund is not likely due to the fixed nature of the assets, and that TS&W anticipates its expenses relating to providing services to the Fund will remain the same over the next year. Given these factors, the Board concluded that the Fund is unlikely to realize any significant economies of scale with respect to the subadvisory services at the time the TS&W Subadvisory Agreement was being reviewed.

The Board considered other benefits derived by TS&W from its relationship with the Fund, including its use of soft dollars, and other business relationships of affiliates of TS&W with the Adviser. The Board noted TS&W’s statement that it receives indirect benefits in the form of soft dollar arrangements which may or may not be used for the benefit of the Fund and may be used for the benefit of other clients of TS&W. The Board concluded that the subadvisory fee was reasonable, taking into account these benefits.

SMC Subadvisory Agreement

With respect to the nature, extent and quality of the services provided by SMC, the Board considered the qualifications, experience, good reputation and skills of the SMC portfolio management team and other key personnel. The Board also considered the portfolio management team’s good performance results achieved for the Municipal Portfolio, including performance obtained while employees of the Adviser. The Board concluded that SMC was qualified to provide services under the SMC Subadvisory Agreement.

In evaluating the performance of the Municipal Portfolio, the Board noted that, as of December 31, 2006, the SMC Subadvisory Agreement had been in place for less than six months, having been approved by shareholders on June 27, 2006. Nevertheless, the Board considered SMC’s success in achieving the Fund’s investment objective as it relates to the Municipal Portfolio of providing a high level of tax-advantaged income and noted that, during the initial short term of the SMC Subadvisory Agreement, the net total return of the Municipal Portfolio was in line with the performance of its primary benchmark index, the Lehman Brothers Municipal Long Bond Index. The Board concluded that the Municipal Portfolio has demonstrated positive performance over a short period of time.

The Board reviewed the subadvisory fee paid by the Adviser to SMC and compared it to the fees charged by SMC to other municipal securities products that it manages. The Board determined that the fee charged by SMC was within an acceptable range of the other fees charged by SMC and that the Adviser pays SMC from its management fee. Accordingly, the Board concluded that the subadvisory fee was reasonable.

With respect to the costs of services provided and profits realized by SMC, the Board reviewed the subadvisory fee and noted the limited nature of SMC’s profitability information given the short period of time that SMC had been in existence and that the SMC Subadvisory Agreement had been in place. The Board noted that the agreement had been negotiated between the Adviser and SMC, an unaffiliated third party, and that the Adviser would compensate SMC from its fee. Accordingly, the Board concluded that the profitability of SMC under the SMC Subadvisory Agreement was not expected to be unreasonable.

The Board reviewed the extent to which economies of scale with respect to the subadvisory services provided to the Fund would be realized as the Fund grows. The Board considered the amount of SMC’s subadvisory fee, SMC’s statement that its expenses are expected to remain the same for the next twelve months and that no economies of scale can be expected to be realized. Given this statement, the Board concluded that the Fund is unlikely to realize any significant economies of scale with respect to the subadvisory services from SMC.

The Board considered other benefits to SMC and its affiliates to be derived from its relationship with the Fund. The Board concluded that any such additional benefits to SMC and its affiliates derived from its relationship with the Fund were negligible and, after taking into account such other benefits, the subadvisory fee paid to SMC was reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of the Fund.

SemiAnnual Report l June 30, 2007 l 29

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund

Fund Informationl

Board of Trustees Matthew J. Appelstein* Randall C. Barnes Steven D. Cosler Nicholas Dalmaso* Robert M. Hamje L. Kent Moore Ronald A. Nyberg Ronald E. Toupin, Jr.

Officers

Nicholas Dalmaso

Chief Executive and Legal Officer Steven M. Hill Chief Financial Officer, Chief Accounting Officer and Treasurer Vincent R. Giordano Vice President George Gregorio Vice President Roberto W. Roffo Vice President Bruce Saxon Chief Compliance Officer Matthew J. Patterson Secretary

Investment Manager – Equity and Income Thompson, Siegel & Walmsley LLC Richmond, Virginia Investment Manager – Municipals SMC Fixed Income Management, LP Princeton, New Jersey Investment Adviser and Administrator Claymore Advisors, LLC Lisle, Illinois Custodian and Transfer Agent The Bank of New York NewYork, NewYork

Preferred Stock – Dividend Paying Agent The Bank of New York NewYork, NewYork Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Chicago, Illinois Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, Illinois

* Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

Privacy Principles of TS&W/Claymore Tax-Advantaged Balanced Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of TS&W/Claymore Tax-Advantaged Balanced Fund?

•If your shares are held in a Brokerage Account, contact your Broker.

•If you have physical possession of your shares in certificate form, contact the Fund’s Custodian and Transfer Agent:

The Bank of New York, 111 Sanders Creek Parkway, East Syracuse, NY 13057 (800) 701-8178

This report is sent to shareholders of TS&W/Claymore Tax-Advantaged Balanced Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999 or on the Securities & Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (800) 345-7999 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

The Fund files it complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.

In June 2007, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

30 l SemiAnnual Report l June 30, 2007

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund

About the Fund Managersl

TS&W/Claymore Tax-Advantaged Balanced Fund (TYW) is managed jointly by seasoned investment professionals from SMC Fixed Income Management, LP and Thompson, Siegel & Walmsley LLC. The teams employ their specialized experience to different sleeves within the Fund, but work closely with one another to collectively guide the overall operations of TYW.

Claymore Advisors, LLC

Claymore Advisors, LLC is a registered investment adviser that provides investment management and research-related services to registered investment companies and separately managed accounts. Claymore Advisors, LLC is responsible for the Fund’s overall asset allocation.

SMC Fixed Income Management, LP

SMC Fixed Income Management, LP (“SMC”) is a subsidiary of Spring Mountain Capital LP (“Spring Mountain”). Spring Mountain is an investment management firm founded in July 2001 that specializes in alternative investments and advisory services for both broad asset allocation and/or focused portfolios.

SMC’s Investment Philosophy and Process

SMC attempts to identify investment grade and below-investment grade municipal securities that are trading at attractive valuations relative to the Firm’s evaluation of the issuer’s creditworthiness, and with respect to private activity bonds, the profit potential of the corporation from which the revenue supporting the bonds is derived.

The municipal management team begins their credit selection process by analyzing broad macroeconomic trends and developments affecting the fixed-income markets. The managers analyze the economic outlook, market conditions and perceived effects on interest rates and yield curves. From there they incorporate a bottom-up and top-down analysis that helps construct a portfolio that the managers believe optimizes federally tax-exempt income while seeking to avoid undue credit risk and market timing risk. SMC’s proprietary, unbiased research helps the managers identify undervalued sectors that they believe have the potential for ratings upgrades and capital appreciation.

Thompson, Siegel & Walmsley LLC (TS&W)

Thompson, Siegel & Walmsley LLC (TS&W) is a registered investment adviser founded in 1969 in Richmond, Virginia and provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, open and closed-end mutual funds, trusts, estates and other institutions and individuals. The firm is a wholly owned subsidiary of Old Mutual (US) Holdings Inc. TS&W is responsible for the day-today management of the equity and taxable income securities portion of the Fund.

TS&W Investment Philosophy and Process

Thompson, Siegel & Walmsley LLC’s investment process is value-driven and team-oriented. TS&W pursues a relative value-oriented philosophy and focuses its equity selection on the higher dividend-paying stocks that meet its investment criteria. TS&W employs a proprietary quantitative valuation model that is applied to more than 400 stocks. This directs the managers’ review process toward companies that they believe have the highest expected return potential over a multi-year period. TS&W’s in-house research analysts are responsible for validating the model inputs for companies under their coverage and monitoring them over the holding period. Buys and sells are discussed at weekly research meetings or more frequently as needed. TS&W’s Fixed-Income team is responsible for overall bond market strategy as well as security selection. In-house analysts are used to support the credit review process.

SemiAnnual Report l June 30, 2007 l 31

Claymore Securities, Inc.

2455 Corporate West Drive Lisle, IL 60532 Member FINRA/SIPC 08/07

TYW LISTED NYSE ®

TYW-SAR-0607

Item 2.	Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.	Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.	Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.	Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not Applicable

(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule30a-2 of the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) TS&W/Claymore Tax-Advantaged Balanced Fund

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer
Date:	August 31, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer
Date:	August 31, 2007

By:	/s/ Steven M. Hill
Name:	Steven M. Hill
Title:	Treasurer and Chief Financial Officer
Date:	August 31, 2007